Exhibit 99.1

MARTIN MIDSTREAM PARTNERS REPORTS
2003 FOURTH QUARTER AND ANNUAL FINANCIAL RESULTS

     KILGORE, Texas, March 23, 2004 /PRNewswire-FirstCall via COMTEX/ — Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its financial results for the fourth quarter and year ended December 31, 2003.

     MMLP reported net income for the fourth quarter of 2003 of $3.6 million1, on revenues of $52.6 million, compared to combined predecessor2 and MMLP net income before income taxes for the fourth quarter of 2002 of $3.2 million, on revenues of $48.6 million. MMLP’s net income per limited partner unit for the fourth quarter of 2003 was $0.50, compared to net income per limited partner unit for the fourth quarter of 2002 of $0.403.

     MMLP reported net income for the year ended December 31, 2003 of $12.0 million1, on revenues of $192.7 million, compared to combined predecessor and MMLP net income before income taxes for the year ended December 31, 2002 of $8.2 million, on revenues of $149.9 million. MMLP’s net income per limited partner unit for the year ended December 31, 2003 was $1.64.

     The Company’s distributable cash flow for the fourth quarter of 2003 was $4.0 million, or 1.10 times the amount required under its partnership agreement to cover the minimum quarterly distribution of $3.6 million on its common and subordinated units for such quarter. The Company’s distributable cash flow for the year ended December 31, 2003 was $15.4 million, or 1.05 times the amount required under its partnership agreement to cover the minimum quarterly distribution of $14.6 million on its common and subordinated units for such year. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information”. The Company has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

     Included with this press release are MMLP’s Consolidated Balance Sheets as of December 31, 2003 and 2002, its Consolidated and Combined Statements of Operations for the years ended December 31, 2003 and 2002, its Consolidated and Combined Statements of Operations for the quarters ended December 31, 2003 and 2002 and its Consolidated and Combined Statements of Cash Flows for the years ended December 31, 2003 and 2002. These financial statements should be read in conjunction with the information contained in the

[1]	Contains no effect of income taxes since MMLP is a non-taxable partnership.

[2]	MMLP commenced the reporting of its own financial results on November 6, 2002, the date of its initial public offering. Prior to such date, MMLP’s financial results are reported through the financial statements of its predecessor.

[3]	Fourth quarter 2002 net income per limited partner unit reflects only 56 days attributable to MMLP’s status as a public company, commencing as of November 6, 2002, the date of its initial public offering, and ending on December 31, 2002.

Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 23, 2004.

     Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, MMLP’s general partner, said “2003 was an outstanding year for our company. Not only did our financial results continue to meet expectations but our successful acquisition of Tesoro’s marine services business in late December 2003 strengthened our position as a leader in marine transportation, terminalling and distribution operations along the Gulf Coast. Investors should note that our 2003 results included only nine days of operations of the Tesoro assets and we anticipate the full positive effect of that acquisition in 2004. The successful completion of our recent follow-on offering further strengthened our balance sheet, and provided us with additional flexibility to pursue future acquisitions. We at Martin continue to strive to make our company an industry leader and maintain our focus on increasing unitholder value.”

Investors’ Conference Call

     An investors’ conference call to review the fourth quarter and year end results will be held on Wednesday, March 24, 2004, at 4:00 p.m. Central Time. The conference call can be accessed by calling (877) 407-9205. An audio replay of the conference call will be available by calling (877) 660-6853 from 6:00 p.m. Central Time on March 24, 2004 through 11:59 p.m. Central Time on March 31, 2004. The access codes for the conference call and the audio replay are as follows: Account No. 1628; Conference ID No. 96749. The audio replay of the conference call will also be archived on the Company’s website at www.martinmidstream.com.

About Martin Midstream Partners

     Martin Midstream Partners provides marine transportation, terminalling, distribution and midstream logistical services for producers and suppliers of hydrocarbon products and by-products, specialty chemicals and other liquids. The Company also manufactures and markets sulfur-based fertilizers and related products and owns an unconsolidated non-controlling 49.5% limited partnership interest in CF Martin Sulphur L.P., which operates a sulfur storage and transportation business. MMLP operates primarily in the Gulf Coast region of the United States.

     Additional information concerning the Company is available on the Company’s website at www.martinmidstream.com.

Forward-Looking Statements

     Statements about Martin Midstream Partners’ outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Use of Non-GAAP Financial Information

     MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as distributable cash flow because management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP’s cash flow after it has satisfied the capital and related requirements of its operations. Distributable cash flow is not a measure of financial performance or liquidity under GAAP. It should not be considered in isolation or as an indicator of MMLP’s performance. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

     The Company has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. MMLP calculates distributable cash flow as follows: net income (as reported in its Consolidated and Combined Condensed Statements of Operations), plus depreciation and amortization and amortization of deferred debt issue costs (as reported in its Consolidated and Combined Condensed Statements of Cash Flows), less maintenance capital expenditures (as defined below), plus distributions from unconsolidated partnership (as reported in its Consolidated and Combined Condensed Statements of Cash Flows), less equity in earnings from unconsolidated entities (as reported in its Consolidated and Combined Condensed Statements of Operations). MMLP’s maintenance capital expenditures, along with its expansion capital expenditures, are components of payments for property, plant, and equipment included in its Consolidated and Combined Condensed Statements of Cash Flows. For the three months and twelve months ended December 31, 2003, MMLP had $29.0 million and $29.2 million in expansion capital expenditures.

Contacts:

Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, (903) 983-6200.

MARTIN MIDSTREAM PARTNERS L.P.
(Successor to Martin Midstream Partners Predecessor)
CONSOLIDATED BALANCE SHEETS

	December 31,
	2003	2002
	(Dollars in thousands)
Assets
Cash	$2,270	$1,734
Accounts and other receivables, less allowance for doubtful accounts of $329 and $296	27,027	20,225
Product exchange receivables	1,783	1,040
Inventories	19,663	15,511
Due from affiliates	162	332
Other current assets	756	273

Total current assets	51,661	39,115

Property, plant, and equipment, at cost	113,907	83,345
Accumulated depreciation	(30,946)	(27,488)

Property, plant and equipment, net	82,961	55,857

Goodwill	2,922	2,922
Investment in unconsolidated entities	318	1,081
Other assets, net	1,823	1,480

	$139,685	$100,455

Liabilities and Capital/Equity
Trade and other accounts payable	$17,366	$14,007
Product exchange payables	7,222	2,285
Due to affiliates	560	—
Other accrued liabilities	1,645	2,057

Total current liabilities	26,793	18,349
Long-term debt, net of current installments	67,000	35,000

Total liabilities	93,793	53,349

Partners’ capital	45,892	47,106
Commitments and contingencies

	$139,685	$100,455

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2004.

MARTIN MIDSTREAM PARTNERS L.P.
(Successor to Martin Midstream Partners Predecessor)
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

	Partnership		Predecessor
		Period From	Period From
		November 6,	January 1,
		2002	2002
	Year Ended	Through	Through	Year Ended
	December 31,	December 31,	November 5,	December 31,
	2003	2002	2002	2001
		(Dollars in thousands)
Revenues:
Marine transportation	$26,342	$4,104	$20,336	$28,637
Terminalling	6,921	937	4,221	4,368
Product sales:
LPG distribution	133,038	23,361	69,047	98,615
Fertilizer	26,296	5,344	22,556	31,498
Terminalling	134	—	—	—

	159,468	28,705	91,603	130,113

Total revenues	192,731	33,746	116,160	163,118

Costs and expenses:
Cost of products sold:
LPG distribution	128,055	22,109	65,081	93,664
Fertilizer	22,605	4,327	18,991	26,103
Terminalling	107	—	—	—

	150,767	26,436	84,072	119,767
Expenses:
Operating expenses	20,600	3,056	16,654	20,472
Selling, general and administrative	6,101	857	5,767	7,513
Depreciation and amortization	4,765	747	3,741	4,122

Total costs and expenses	182,233	31,096	110,234	151,874

Operating income	10,498	2,650	5,926	11,244

Other income (expense):
Equity in earnings of unconsolidated entities	2,801	599	2,565	1,477
Interest expense	(2,001)	(345)	(3,283)	(5,390)
Gain on involuntary conversion of assets	589	—	—	—
Other, net	94	5	42	82

Total other income (expense)	1,483	259	(676)	(3,831)

Income before income taxes	11,981	2,909	5,250	7,413
Income taxes	—	—	1,959	2,735

Net income	$11,981	$2,909	$3,291	$4,678

General partner’s interest in net income	$240	$58
Limited partners’ interest in net income	$11,741	$2,851
Net income per limited partner unit	$1.64	$.40
Weighted average limited partner units	7,153,362	7,153,362

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2004.

MARTIN MIDSTREAM PARTNERS L.P.
(Successor to Martin Midstream Partners Predecessor)
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(Unaudited)

	4th Quarter	4th Quarter
	2003	2002
	(Dollars in thousands)
Revenues:
Marine transportation	$6,760	$6,613
Terminalling	1,883	1,417
Product sales:
LPG distribution	37,703	33,191
Fertilizer	6,153	7,343
Terminalling	134	—

	43,990	40,534

Total revenues	52,633	48,564

Costs and expenses:
Cost of products sold:
LPG distribution	35,939	31,584
Fertilizer	5,026	6,257
Terminalling	107	—

	41,072	37,841
Expenses:
Operating expenses	5,692	4,985
Selling, general and administrative	1,525	1,671
Depreciation and amortization	1,250	1,132

Total costs and expenses	49,539	45,629

Operating income	3,094	2,935

Other income (expense):
Equity in earnings of unconsolidated entities	493	928
Interest expense	(559)	(652)
Gain on involuntary conversion of assets	589	—
Other, net	26	11

Total other income (expense)	549	287

Income before income taxes	3,643	3,222
Income taxes	—	141

Net income	$3,643	$3,081

General partner’s interest in net income	$73
Limited partners’ interest in net income	$3,570
Net income per limited partner unit	$.50
Weighted average limited partner units	7,153,362

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2004.

MARTIN MIDSTREAM PARTNERS L.P.
(Successor to Martin Midstream Partners Predecessor)
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Partnership		Predecessor
		Period From
		November 6, 2002	Period From
	Year Ended	Through	January 1, 2002	Year Ended
	December 31,	December 31,	Through November	December
	2003	2002	5, 2002	31, 2001
Cash flows from operating activities:
Net income	$11,981	$2,909	$3,291	$4,678
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,765	747	3,741	4,122
Amortization of deferred debt issue costs	486	—	—	—
Deferred income taxes	—	—	1,830	2,656
Gain on sale of property, plant, and equipment	(3)	—	(12)	(4)
Gain on involuntary conversion of property, plant, and equipment	(589)	—	—	—
Equity in earnings of unconsolidated entities	(2,801)	(599)	(2,565)	(1,477)
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	(6,802)	(5,919)	(3)	9,696
Product exchange receivables	(743)	11,117	(11,801)	(150)
Inventories	(4,152)	(7,811)	5,901	3,931
Due from affiliates	170	—	—	—
Other current assets	(483)	(261)	117	1,968
Trade and other accounts payable	3,359	5,525	(102)	(11,670)
Product exchange payables	4,937	(2,253)	429	(2,651)
Due to affiliates	560	—	—	—
Other accrued liabilities	(412)	1,289	(457)	(96)
Change in other non-current assets, net	—	80	(53)	141

Net cash provided by operating activities	10,273	4,824	316	11,144

Cash flows from investing activities:
Payments for property, plant, and equipment	(2,904)	(3,007)	(2,303)	(6,229)
Acquisitions	(29,028)	—	—	—
Proceeds from sale of property, plant, and equipment	3	—	444	109
Insurance proceeds on fire loss	744	—	—	—
Payment of costs associated with formation of unconsolidated partnership	—	—	—	(701)
Capital investment in unconsolidated joint venture	—	—	—	(280)
Distributions from unconsolidated partnership	3,564	891	—	394
Cash paid for acquisition	—	—	(103)	(102)

Net cash used in investing activities	(27,621)	(2,116)	(1,962)	(6,809)

Cash flows from financing activities:
Payments of long-term debt	—	(2,200)	(8,815)	(2,801)
Payments of assumed debt and related costs	—	—	(73,263)	—
Net proceeds from initial public offering	—	—	50,571	—
Proceeds from long-term debt	32,000	—	37,200	—
Payments of debt issuance costs	(921)	—	(1,421)	—
Borrowings from affiliates	—	—	46,326	57,865
Cash distributions paid	(13,195)	—	—	—
Payments to affiliates	—	(4,087)	(43,701)	(59,464)

Net cash provided by (used in) financing activities.	17,884	(6,287)	6,897	(4,400)

Net increase (decrease) in cash and cash equivalents	536	(3,579)	5,251	(65)
Cash at beginning of period	1,734	5,313	62	127

Cash at end of period	$2,270	$1,734	$5,313	$62

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2004.

MARTIN MIDSTREAM PARTNERS L.P.
(Successor to Martin Midstream Partners Predecessor)
DISTRIBUTABLE CASH FLOW
(Dollars in thousands)
(Unaudited Non-GAAP Financial Measure)

	Three Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2003	2003
Net income	$3,643	$11,981
Adjustments to reconcile net income to distributable cash flow:
Depreciation and amortization	1,250	4,765
Gain on involuntary conversion	(589)	(589)
Amortization of deferred debt issue costs	131	486
Insurance proceeds	744	744
Maintenance capital expenditures[1]	(1,558)	(2,773)
Distributions from unconsolidated partnership	891	3,564
Equity in earnings of unconsolidated entities	(493)	(2,801)

Distributable cash flow	$4,019	$15,377

[1]	Maintenance capital expenditures, along with expansion capital expenditures, are components of payments for property, plant, and equipment set forth in MMLP’s Consolidated and Combined Condensed Statements of Cash Flows. MMLP had $30.6 million and $31.9 million in capital expenditures for the three months and twelve months ended December 31, 2003, including $29.0 million for acquisitions.